                                                                   EXHIBIT 99.18

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1     Summary of Bank and Investment Accounts

Attachment 2     Schedule of Receipts and Disbursements

Attachment 3     Bank and Investment Account Statements

Attachment 4     Income Statement

Attachment 5     Balance Sheet

Attachment 6     Summary of Due To/Due From Intercompany Accounts

Attachment 7     Accounts Receivable Aging

Attachment 8     Accounts Payable Detail

Attachment 9     Notes to September Monthly Operating Report

                                       Summary Of Bank And Investment Accounts                    Attachment 1
                                           Great Hawaiian Cruise Line, Inc.
Summary                                         Case No: 01-10975 (EIK)                              UNAUDITED
Great Hawaiian Cruise Line, Inc.             For Month Of September, 2002

                                             Balances
                                 ------------------------------     Receipts &           Bank
                                    Opening          Closing      Disbursements        Statements         Account
Account                          As Of 9/01/02    As Of 9/30/02     Included            Included         Reconciled
-------                          -------------    -------------   -------------        ----------        ----------
No Bank Or Investment                  NA              NA              NA                  NA                NA
Accounts

                                  Receipts & Disbursements          Attachment 2
                              Great Hawaiian Cruise Line, Inc.
Summary                           Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line      For Month Of September, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                  Concentration & Investment Account Statements                     Attachment 3
                                        Great Hawaiian Cruise Line, Inc.
Summary                                      Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line               For Month Of September, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 11:34:54
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: SEP-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                      PTD-Actual
                                      30-Sep-02
                                      ----------
Revenue
Gross Revenue                           0.00
Allowances                              0.00
                                        ----
Net Revenue                             0.00

Operating Expenses
Air                                     0.00
Hotel                                   0.00
Commissions                             0.00
Onboard Expenses                        0.00
Passenger Expenses                      0.00
Vessel Expenses                         0.00
Layup/Drydock Expense                   0.00
Vessel Insurance                        0.00
                                        ----
Total Operating Expenses                0.00

                                        ----
Gross Profit                            0.00

SG&A Expenses
Sales & Marketing                       0.00
Start-Up Costs                          0.00
                                        ----
Total SG&A Expenses                     0.00

                                        ----
EBITDA                                  0.00

Depreciation                            0.00

                                        ----
Operating Income                        0.00

Other Expense/(Income)
Interest Income                         0.00
Equity in Earnings for Sub              0.00
Reorganization expenses                 0.00
                                        ----
Total Other Expense/(Income)            0.00

                                        ----
Net Pretax Income/(Loss)                0.00

Income Tax Expense                      0.00

                                        ----
Net Income/(Loss)                       0.00
                                        ====

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:51:59
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                            YTD-Actual             YTD-Actual
                                            30-Sep-02               22-Oct-01
                                          --------------         --------------
ASSETS

Cash and Equivalent                                 0.00                   0.00

Restricted Cash                                     0.00                   0.00

Accounts Receivable                                 0.00                   0.00

Inventories                                         0.00                   0.00

Prepaid Expenses                                    0.00                   0.00

Other Current Assets                                0.00                   0.00

                                          --------------         --------------
Total Current Assets                                0.00                   0.00


Fixed Assets                                        0.00                   0.00

Accumulated Depreciation                            0.00                   0.00

                                          --------------         --------------
Net Fixed Assets                                    0.00                   0.00


Net Goodwill                                        0.00                   0.00

Intercompany Due To/From                  (24,595,692.37)        (24,608,201.70)

Net Deferred Financing Fees                         0.00                   0.00

Net Investment in Subsidiaries            (14,892,347.84)         41,532,108.18

                                          --------------         --------------
Total Other Assets                        (39,488,040.21)         16,923,906.48

                                          --------------         --------------
Total Assets                              (39,488,040.21)         16,923,906.48
                                          ==============         ==============

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:51:59
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: SEP-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)

                                               YTD-Actual              YTD-Actual
                                                30-Sep-02              22-Oct-01
                                             --------------         --------------
LIABILITIES

Accounts Payable                                       0.00                   0.00

Accrued Liabilities                                    0.00                   0.00

Deposits                                               0.00                   0.00

                                             --------------         --------------
Total Current Liabilities                              0.00                   0.00


Long Term Debt                                         0.00                   0.00

Other Long Term Liabilities                   (1,816,230.95)         (1,816,230.95)

                                             --------------         --------------
Total Liabilities                             (1,816,230.95)         (1,816,230.95)


Liabilities Subject to Compromise                      0.00                   0.00


OWNER'S EQUITY

Common Stock                                       8,440.25               8,440.25

Add'l Paid In Capital                         76,531,536.87          76,531,536.87

Current Net Income (Loss)                    (57,283,189.85)        (11,777,334.92)

Retained Earnings                            (56,928,596.53)        (46,022,504.77)

                                             --------------         --------------
Total Owner's Equity                         (37,671,809.26)         18,740,137.43

                                             --------------         --------------
Total Liabilities & Equity                   (39,488,040.21)         16,923,906.48
                                             ==============         ==============

Great Hawaiian Cruise Line, Inc.                    ATTACHMENT 6                                 01-10975 (JCA)
                                      Summary List of Due To/Due From Accounts
                                       For the Month Ended September 30, 2002

                                                               BEGINNING                                                ENDING
AFFILIATE NAME                             CASE NUMBER          BALANCE             DEBITS          CREDITS             BALANCE
--------------                             -----------      --------------        ----------       ----------       --------------
American Classic Voyages Co.                 01-10954        (3,571,229.75)               --               --        (3,571,229.75)
AMCV Holdings, Inc.                          01-10973           182,262.22                --       416,580.04          (234,317.82)
AMCV Cruise Operations, Inc.                 01-10967            22,292.97                --               --            22,292.97
The Delta Queen Steamboat Co.                01-10970             7,057.02                --               --             7,057.02
Great River Cruise Line, L.L.C               01-10963                60.73                --               --                60.73
Great Ocean Cruise Line, L.L.C               01-10959            37,394.43                --               --            37,394.43
Cape May Light, L.L.C                        01-10961             8,411.75                --               --             8,411.75
Oceanic Ship Co.                                  N/A            (1,803.12)               --               --            (1,803.12)
Great Hawaiian Properties Corporation        01-10971         3,598,535.73                --               --         3,598,535.73
American Hawaii Properties Corporation       01-10976          (179,633.39)               --               --          (179,633.39)
Great Independence Ship Co.                  01-10969       (24,699,040.96)       416,580.04               --       (24,282,460.92)
                                                            --------------        ----------       ----------       --------------
                                                            (24,595,692.37)       416,580.04       416,580.04       (24,595,692.37)
                                                            ==============        ==========       ==========       ==============

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (JCA)

                            Accounts Receivable Aging
                            As of September 30, 2002

                                  Attachment 7

                                 Not Applicable

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (JCA)

                             Accounts Payable Detail
                            As of September 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.